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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (date of earliest event reported):
May 28, 2004

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)

500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

(617) 252-7500
(Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

        The purpose of this Current Report is to report upon:

  1.
  the filing with the Secretary of State of The Commonwealth of Massachusetts by Genzyme Corporation (the "Company"), and the effectiveness of, an amendment and restatement of Genzyme's corporate charter to (i) eliminate the Genzyme Biosurgery Division Common Stock, Genzyme Molecular Oncology Division Common Stock and Genzyme General Division Common Stock designations of separate series of Genzyme common stock to reflect that the Company has a single series of common stock, (ii) eliminate the Series B Junior Participating Preferred Stock and Series C Junior Participating Preferred Stock designations of separate series of Genzyme preferred stock, (iii) increase the authorized amount of Series A Junior Participating Preferred Stock from 2,000,000 shares to 3,000,000 shares and (iv) make other changes in light of the revised Massachusetts Business Corporation Act, which is scheduled to become effective on July 1, 2004; and

  2.
  the amendment of the Company's shareholder rights plan to (i) re-designate each GGD Stock Purchase Right as a Stock Purchase Right and (ii) provide that each outstanding share of common stock also represents one Stock Purchase Right.

        The Company's restated charter described above was filed with the Secretary of State of The Commonwealth of Massachusetts, and became effective, on May 28, 2004. The amendment to the Company's shareholders rights plan became effective upon the effectiveness of the restated charter.

Description of Common Stock

        For a description of the common stock, refer to the description contained in the amendment to Genzyme's Registration Statement on Form 8-A/A (File No. 0-14680) relating to the registration of such securities and filed with the Securities and Exchange Commission on May 28, 2004, which description is hereby incorporated herein by reference. That description is qualified in its entirety by reference to the more complete description of the terms of the common stock contained in the Company's Restated Articles of Organization, which are filed as Exhibit 3.1 to that registration statement and incorporated herein by reference.

Description of the Fourth Amended and Restated Renewed Rights Agreement

        For a description of the Fourth Amended and Restated Renewed Rights Agreement, refer to the description contained in Genzyme's Registration Statement on Form 8-A/A (File No. 0-14680) relating to the registration of the purchase rights associated with Genzyme's common stock and filed with the Securities and Exchange Commission on May 28, 2004, which description is hereby incorporated herein by reference. That description is qualified in its entirety by reference to the agreement itself, which is filed as Exhibit 4.1 to that registration statement and is incorporated herein by reference.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  EXHIBITS:

Exhibit No.	Description
3.1	Restated Articles of Organization of Genzyme as filed with the Secretary of State of the Commonwealth of Massachusetts on May 28, 2004 (incorporated by reference to Exhibit 3.1 to Genzyme's Registration Statement on Form 8-A/A (File No. 0-14680) filed on May 28, 2004).
4.1
Fourth Amended and Restated Renewed Rights Agreement dated May 28, 2004 between Genzyme and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to Genzyme's Registration Statement on Form 8-A/A (File No. 0-14680) filed on May 28, 2004).

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: May 27, 2004	By:	/s/ MICHAEL S. WYZGA
Michael S. Wyzga Executive Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Articles of Organization of Genzyme as filed with the Secretary of State of the Commonwealth of Massachusetts on May 28, 2004 (incorporated by reference to Exhibit 3.1 to Genzyme's Registration Statement on Form 8-A/A (File No. 0-14680) filed on May 28, 2004).
4.1
Fourth Amended and Restated Renewed Rights Agreement dated May 28, 2004 between Genzyme and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to Genzyme's Registration Statement on Form 8-A/A (File No. 0-14680) filed on May 28, 2004).

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  Item 5. Other Events and Required FD Disclosure.
SIGNATURE
EXHIBIT INDEX